UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2010

MEDIANET GROUP TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-49801	13-4067623

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5200 Town Center Circle, Suite 601
Boca Raton, FL 33486
(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (561) 417-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

The Company is filing this Form 8-K/A to amend the December 16, 2010 Form 8-K to update the disclosure therein under Item 4.02 regarding communications with the Company’s independent registered public accounting firm regarding this matter.

SECTION 4 – Matters Related to Accountants and Financial Statements

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On December 16, 2010, the Company’s Chief Financial Officer  and  Board of Directors concluded that the previously issued financial statements contained in the Company’s Quarterly Reports on Form 10-Q for each of the first three quarters of  the year ended September 30, 2010, and the 2009  financial statements of CG Holdings Limited and its Wholly Owned Subsidiaries as of September 30, 2009 and for year then ended and the related  pro forma financial statements also contained in the Company’s Form 8-K/A filed with the Securities and Exchange Commission (the “SEC”) on February 4, 2010 should not be relied upon because of errors that require a restatement of such financial statements.

During the course of our year end close for the year ended September 30, 2010, the Company’s new CFO and new controller discovered the following errors:

Intercompany Eliminations

We determined that in the course of preparing consolidated financial statements certain intercompany eliminations were not made during each of the first three quarters of the year ended September 30, 2010 and for the fiscal year ended September 30, 2009. As a result, our previously issued financial statements for the periods identified above overstated both  revenues and costs of goods sold and operating expenses  by between 7% and 19%.With respect to these errors , we have determined that during the periods referred to above, we had insufficient personnel resources to perform review and monitoring controls within the accounting function. Except for potential local tax effects in certain countries, the restatement is not expected to result in any modification to our net income or shareholders’ equity for any of the periods presented.

Cutoffs

We determined that certain revenue and expense transactions for the quarter ended March 31, 2010 were erroneously recorded in quarter ended December 31, 2009. In this connection, we determined that certain supervisory and monitoring controls had not been performed for these periods which resulted in these accounting errors.

Account Errors

We determined that sales, deferred revenue and commissions were incorrectly recorded during each of the first three quarters of the year ended September 30, 2010 and for the fiscal year ended September 30, 2009. In this connection, we determined that certain supervisory and monitoring controls had not been performed for these periods, which resulted in these accounting errors.

Enrollment fees

We determined that revenue from the sale of our eBiz kits was erroneously recorded for each of the first three quarters of the year ended September 30, 2010 and for the fiscal year ended September 30, 2009.  As a result, our previously issued financial statements for the periods identified above overstated revenues.  The Company's non-refundable eBiz kits fee revenue was previously recognized when collected. Based on a review of Staff Accounting Bulletin (“SAB”) 104, the Company is revising its revenue recognition of non-refundable eBiz kits to recognize them on a straight-line basis over the term of the 12 month renewal period.  In this connection, we determined that periods referred to above, we had insufficient personnel resources and technical accounting expertise within the accounting function to resolve non-routine or complex accounting matters.

Deferred Tax Liability

Taking into consideration the restatement and related adjustments described above, we will reassess our income tax provision in accordance with Financial Accounting Standards Statement No. 109 and accordingly, certain adjustments may be required to reflect the changes required as a result of the restatement to all affected periods.

Proposed Report Amendments

The Company intends to file with the SEC, amended Quarterly Reports on Form  10-Q /A as of December 31, 2009, March 31, 2010 and June 30, 2010  and  for each of the three months then  ended and an amended Form 8-K/A containing the consolidating  balance sheet as of September 30, 2009 and the consolidating income statement for the year then ended and the related  pro forma financial statements also contained in the Company’s Form 8-K/A to reflect the changes required as a result of the restatement.  Management is still in the process of understanding and quantifying the full impact of these restatements and cannot, at this time, accurately estimate and describe such impact.

On or about December 9, 2010 we received notice from Lake & Associates, CPA's, the Company's independent auditor (the "Independent Auditor"), of their view that we should make disclosure on a Form 8-K to prevent future reliance on various financial statements that we generally understood to include the financial statements included in the Company's Quarterly Reports on Form 10-Q for each of the first three quarters of the year ended September 30, 2010. We understood the Independent Auditor's views to be based upon a preliminary schedule we had prepared and provided to them for the purpose of identifying and better understanding various intercompany transactions that were apparently not eliminated in the course of preparing the Company consolidated financial statements for the first three quarters of the year ended September 30, 2010. Between December 9, 2010 and December 15, 2010, the Independent Auditor had discussions with the Company's board of directors and management regarding the foregoing matters. After further investigation and analysis, on December 16, 2010 the Company reached a comparable conclusion regarding the need to make disclosure on a Form 8-K.

In addition to the foregoing discussions with the Independent Auditor, prior to the filing of the Form 8-K on December 16, 2010, the Company’s Chief Financial Officer had limited discussions with the Independent Auditor’s regarding the Company’s identification of other accounting errors mentioned above.  The Company’s independent registered public accounting firm has been given a copy of the disclosure that the Company is making in this Item 4.02 of this Report on Form 8-K/A and has been asked to furnish a letter to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in this Item 4.02. Lake and Associates, CPA’s has agreed to furnish the letter and it is included herein as Exhibit 99.1.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

99.1 Letter from the Company’s independent registered public accounting firm, Lake and Associates, CPA’s dated December 21, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MediaNet Group Technologies, Inc.
(Registrant)

Date: December 21, 2010
	By:	/s/ Michael Hansen
Michael Hansen
Chief Executive Officer